Offerings - Offering: 1	Jan. 28, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 17,203,812.45
Amount of Registration Fee	$ 2,375.85
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for units of limited liability company interests (the Shares) of Crestline Lending Solutions, LLC (the Company), based upon the offer to purchase up to $17,203,812.45 worth of Shares, which represents approximately 5% of the net asset value of Shares outstanding as of September 30, 2025. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended.